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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            -----------------------


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 13, 2001

                          CYPRESS COMMUNICATIONS, INC.
                              -------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)

                                    0-29281
                                    -------
                            (Commission file number)

                                   58-2330270
                                ----------------
                      (IRS employer identification number)

         Fifteen Piedmont Center, Suite 100, Atlanta, Georgia     30305
            -------------------------------------------------------
            (Address of principal executive offices)      (Zip code)

                                 (404) 869-2500
                           --------------------------
              (Registrant's telephone number, including area code)
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  Item 5.  Other Events
           ------------

     On March 13, 2001, Cypress Communications, Inc. (the "Company") amended its Shareholders Rights Agreement, dated as of February 9, 2000 (the "Rights Agreement"), to allow Centennial Holdings V, L.P., Centennial Fund V, L.P., Centennial Entrepreneurs Fund V, L.P. and their Affiliates and Associates (each, as defined in the Rights Agreement) to Beneficially Own (as defined in the Rights Agreement) up to 20% of the outstanding shares of the Company's common stock without becoming an Acquiring Person (as defined in the Rights Agreement) under the Rights Agreement. A copy of the amendment to the Rights Agreement giving effect to the foregoing ("Amendment No. 1 to the Shareholder Rights Agreement") is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The foregoing description of Amendment No. 1 to the Shareholder Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to the Shareholder Rights Agreement.



  Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

           Exhibit 99.1 Amendment No. 1 to Shareholder Rights Agreement dated February 9, 2000 between Cypress Communications, Inc. and State Street Bank and Trust Company, as Rights Agent, made as of March 13, 2001.

                                       2
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CYPRESS COMMUNICATIONS, INC.


Date: March 19, 2001                 By: /s/ Robert W. McCarthy
                                        ----------------------------------
                                        Name:  Robert W. McCarthy
                                        Title: Chief Financial Officer and
                                               General Counsel

                                       3
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                                 EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

  99.1 Amendment No. 1 to Shareholder Rights Agreement dated February 9, 2000 between Cypress Communications, Inc. and State Street Bank and Trust Company, as Rights Agent, made as of March 13, 2001.